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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-51150) and on Form S-8 (File No's. 333-34742 and 333-47118) of Virata Corporation of our report dated
April 25, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

San Jose, California
June 25, 2001